UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 14, 2006
RADYNE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11685	11-2569467

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3138 E. Elwood Street, Phoenix AZ	85034

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	602-437-9620

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On March 14, 2006, Michael A. Smith notified the Board of Directors of Radyne Corporation (the “Company”) that he will not stand for re-election to the Company’s Board of Directors at the Company’s 2006 Annual Meeting of Stockholders to be held on June 7, 2006. Mr. Smith advised the Board of Directors that there is no disagreement between him and the Board of Directors or the Company on any matter relating to the Company’s operations, policies or practices. Mr. Smith, serves as Chairman of the Company’s Compensation Committee and serves as a member of the Audit and Corporate Governance and Nominating Committees of the Board of Directors. Mr. Smith was initially elected a director effective June 18, 2003.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RADYNE CORPORATION
/s/ Malcolm C. Persen
Malcolm C. Persen
Date March 20, 2006	Vice President and Chief Financial Officer